Other Exhibits

POWER OF ATTORNEY

I, Gilbert G. Alvarado, Trustee of the American Beacon Funds, the American Beacon Select Funds and the American Beacon Institutional Funds Trust (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan and Teresa A. Oxford, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 6th day of March, 2019.

/s/ Gilbert G. Alvarado
Gilbert G. Alvarado, Trustee

POWER OF ATTORNEY

I, Joseph B. Armes, Trustee of the American Beacon Funds, the American Beacon Select Funds and the American Beacon Institutional Funds Trust (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan and Teresa A. Oxford, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 6th day of March, 2019.

/s/ Joseph B. Armes
Joseph B. Armes, Trustee

POWER OF ATTORNEY

I, Gerard J. Arpey, Trustee of the American Beacon Funds, the American Beacon Select Funds and the American Beacon Institutional Funds Trust (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan and Teresa A. Oxford, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 6th day of March, 2019.

/s/ Gerard J. Arpey
Gerard J. Arpey, Trustee

POWER OF ATTORNEY

I, Brenda A. Cline, Trustee of the American Beacon Funds, the American Beacon Select Funds and the American Beacon Institutional Funds Trust (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan and Teresa A. Oxford, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 6th day of March, 2019.

/s/ Brenda A. Cline
Brenda A. Cline, Trustee

POWER OF ATTORNEY

I, Eugene J. Duffy, Trustee of the American Beacon Funds, the American Beacon Select Funds and the American Beacon Institutional Funds Trust (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan and Teresa A. Oxford, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 6th day of March, 2019.

/s/ Eugene J. Duffy
Eugene J. Duffy, Trustee

POWER OF ATTORNEY

I, Alan D. Feld, Trustee of the American Beacon Funds, the American Beacon Select Funds and the American Beacon Institutional Funds Trust (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan and Teresa A. Oxford, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 6th day of March, 2019.

/s/ Alan D. Feld
Alan D. Feld, Trustee

POWER OF ATTORNEY

I, Richard A. Massman, Trustee of the American Beacon Funds, the American Beacon Select Funds and the American Beacon Institutional Funds Trust (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan and Teresa A. Oxford, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 6th day of March, 2019.

/s/ Richard A. Massman
Richard A. Massman, Trustee

POWER OF ATTORNEY

I, Barbara J. McKenna, Trustee of the American Beacon Funds, the American Beacon Select Funds and the American Beacon Institutional Funds Trust (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan and Teresa A. Oxford, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 6th day of March, 2019.

/s/ Barbara J. McKenna
Barbara J. McKenna, Trustee

POWER OF ATTORNEY

I, R. Gerald Turner, Trustee of the American Beacon Funds, the American Beacon Select Funds and the American Beacon Institutional Funds Trust (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan and Teresa A. Oxford, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 6th day of March, 2019.

/s/ R. Gerald Turner
R. Gerald Turner, Trustee

POWER OF ATTORNEY

I, Douglas A. Lindgren, Trustee of the American Beacon Funds, the American Beacon Select Funds and the American Beacon Institutional Funds Trust (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan and Teresa A. Oxford, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 6th day of March, 2019.

/s/ Douglas A. Lindgren
Douglas A. Lindgren, Trustee

POWER OF ATTORNEY

I, Claudia A. Holz, Trustee of the American Beacon Funds, the American Beacon Select Funds and the American Beacon Institutional Funds Trust (collectively, the “Trusts”), hereby constitute and appoint Rosemary K. Behan and Teresa A. Oxford, each of them with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 6th day of March, 2019.

/s/ Claudia A. Holz
Claudia A. Holz, Trustee